THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                                ("Lincoln Life")

                Lincoln National Capital Appreciation Fund, Inc.

      Supplement dated January 1, 2000 to the Prospectus dated May 1, 1999

This supplement describes certain changes to the Prospectus for the Lincoln National Capital Appreciation Fund, Inc. ("the Fund"). The effective date of this change is January 1, 2000. The 2nd paragraph of the section titled "Investment adviser and portfolio manager" on page CA-3 is replaced in its entirety with the following:

     "Janus is responsible for the day-to-day management of the fund's investments. Janus has served as the fund's sub-adviser since
     1994. Janus has been in the investment advisory business for over 28 years. Blaine Rollins manages the fund. Mr. Rollins has been with Janus since 1990. He holds a Bachelor's Degree in finance from the University of Colorado and is a Chartered Financial Analyst."